SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 11, 2004
(Date of earliest event reported)

Commission File No.:  333-104283-08



                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                                             13-3291626
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(State or Other Jurisdiction                             (I.R.S. Employer
 of Incorporation)                                      Identification No.)


1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)


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ITEM 5.     Other Events.
            ------------

            Attached as Exhibit 99.1 to this Current Report is a collateral and structural term sheet (the "Term Sheet") furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-IQ7 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-104283) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

            The Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Term Sheet.

            Any statement or information contained in the Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------
      99.1                                            Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY CAPITAL I INC.



                                       By:   /s/ Warren H. Friend
                                           -------------------------------------
                                           Name:  Warren H. Friend
                                           Title: Vice President


Date:  May 13, 2004

                              INDEX TO EXHIBITS


                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               ---------------
   99.1                Term Sheet                                     E